Exhibit 10.12

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

                    THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of November 2, 2007 and is by and between WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation (“Wave”), WILMINGTON TRUST COMPANY AND GEORGE JEFF MENNEN AS CO-TRUSTEES U/A/D NOVEMBER 25, 1970, AS AMENDED FOR THE BENEFIT OF JOHN HENRY MENNEN (the “Mennen Trust’ and collectively with Wave, each a “Borrower” and collectively the “Borrowers”), and GREYSTONE BUSINESS CREDIT II, L.L.C. (“Lender”).

                    WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of October 12, 2007 (the “Loan Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement); and

                    WHEREAS, Borrowers have requested that Lender agree to amend the Loan Agreement in order to provide further financial accommodations to Borrowers;

                    WHEREAS, Lender is willing to amend the Loan Agreement in accordance with the terms set forth below; and

                    NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows the parties hereto hereby agree as follows:

                    1. Amendments to Loan Agreement. Subject to the conditions set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and other agreements contained herein, Borrowers and Lender hereby agree to amend the Loan Agreement as follows:

                    (a) Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          1.1 Term Loan. Subject to the terms and conditions contained in this Agreement, Lender will make on the date of this Agreement an advance to Borrowers computed with respect to the value of all Eligible Securities owned by the Mennen Trust on the date of this Agreement (the “Initial Advance”) in the principal amount, if any, set forth in Section 2(a) of Schedule A. Subject to the terms and conditions contained in this Agreement, Lender will make on the Second Advance Date an advance to Borrowers computed with respect to the value of all Eligible Securities owned by the Mennen Trust on the Second Advance Date (the “Second Advance” and collectively with the Initial Advance each an “Advance” and collectively “Advances”) in the principal amount, if any, set forth in Section 2(a) of Schedule A. The Advances are referred to as a “Term Loan Advance” and the “Term Loan” and will be wired to Borrowers’ Bank set forth in Section 16 of Schedule A or as directed by

Borrowers pursuant to the terms of the authorization to pay proceeds dated as of the date hereof Each Advance will be evidenced by a term note in the form attached hereto as Exhibit A.

(b) Section 2.2 of the Loan Agreement is hereby amended by adding a new clause (e) thereto as follows:

(e) Second Advance Fee. A closing fee of $22,500, which fee shall be due and payable in full on the Second Advance Date.

(c) Section 7.2 of the Loan. Agreement is hereby amended to delete the reference to “May 12, 2008” set forth therein and replacing such reference with “October 10, 2008”.

                    (d) Schedule A to the Loan Agreement shall be amended by deleting the reference to “$34,000,000” in Section 2(a) thereof and replacing such reference with “$34,000,000 on and after the date hereof until the Second Advance Date and, on and after the Second Advance Date, $35,700,000”,

(e) Schedule B to the Loan Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

“Second Advance” has the meaning set forth in Section 1.1.

“Second Advance Date” means November 2, 2007.

2 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the execution and delivery of this Amendment by Borrowers and Lender;

(b) the execution by Borrowers of the additional Term Note in favor of Lender in the amount of $1,700,000 dated as of the date hereof;

(c) the payment by Borrowers to Lender of the Second Advance Fee set forth in paragraph 1(b) above; and

(e) the execution and delivery of the attached Consent and Reaffirmation by each of the parties thereto.

3. Representations and Warranties. To induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender:

(a) that the execution, delivery and performance of this Amendment by It has been duly authorized by all requisite action and that this Amendment has been duly executed and delivered by it;

(b) that each of the representations and warranties set forth in the Loan Agreement are true and correct in all material respects as of the date hereof; and

(c) no Default or Event of Default exists as of the date hereof.

                    4. Effect of Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and, in all other respects, the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall govern and control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

                    5. Amendment as a Loan Document. Borrowers and Lender hereby agree that this Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents, and any references to the Loan Documents contained in any notice, request, certificate or other document executed concurrently with or alter the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

                    6. Costs and Expenses. Each Borrower absolutely and unconditionally agrees to pay to Lender, on demand by Lender at any time, whether or not all or any of the transactions contemplated by this Amendment are. consummated: all fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby and expenses which shall at any time be incurred or sustained by Lender or any participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby.

                    7. Further Assurances. At Borrowers’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

                    8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Notwithstanding any other provision set forth in this Amendment, the Lender may at any time, without the consent of any Borrower, assign, sell, convey, pledge, hypothecate, or otherwise encumber any or all of its rights and benefits under this Amendment, the other Loan Documents or the Collateral.

                    9. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

10. Release.

                    (a) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being ‘hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment, the Loan Agreement, or any of the other Loan Documents or transactions hereunder or thereunder.

                    (b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

                    (c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

                    11. Covenant Not to Sue. Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower pursuant to Section 10 above, If any Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

12. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

                    13. Reviewed by Attorneys. Each Borrower represents and warrants to Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment with, and have this Amendment reviewed by, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

                    14. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS AND LENDER PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AMENDMENT OR ANY OF THE OTHER. LOAN DOCUMENTS; PROVIDED, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES

PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS THE SAME HAS BEEN POSTED.

                    15. Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWERS ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. OR THE TRANSACTIONS’ RELATED THERETO.

16. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.

BORROWERS:

WAVE2WAVE COMMUNICATIONS, INC.

By		/s/ Steven Asman

Steven Asman
President

WILMINGTON TRUST COMPANY AND GEORGE
JEFF 1VIENNEN AS CO-TRUSTEES U/A/D
NOVEMBER 25, 1970, AS AMENDED FOR THE
BENEFIT OF JOHN HENRY MENNEN

By:		/s/ George Jeff Mennen

George Jeff Mennen, Co-Trustee 1T/A/D November
25, 1970, as amended for the benefit of John Henry
Mennen

By:		Wilmington Trust Company, Co-Trustee U/A/D
November 25, 1970, as amended for the benefit of
John Henry Mennen

	By:	/s/ Mark A. Oller

Mark A. Oller, Vice President

LENDER:

GREYSTONE BUSINESS CREDIT II, L.L.C.

By /s/ [Ilegible signature]

Print Name

Its

Signature page to First Amendment to Loan and Security Agreement

CONSENT AND REAFFIRMATION

                    Each of Wave2Wave VoIP Communications, LLC, a Delaware limited liability company (“VoIP”), Wave2Wave Data Communications, LLC, a Delaware limited liability company (“Data”), and Wave2Wave Communications Mid-West Region, LLC, a Delaware limited liability company (“Region” and, together the VoIP and Data, each a “Guarantor” and collectively the “Guarantors” hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Loan and Security Agreement (the “Amendment”) among Wave2Wave Communications, Inc., a Delaware corporation, Wilmington Trust. Company and George Jeff Mennen as Co-Trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen and Greystone Business Credit II, L.L.C.; (ii) consents to Borrower’s execution and delivery of the Amendment and (iii) reaffirms its obligations under the Corporate Guaranty dated as of October 12, 2007 (the “Guaranty”). Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Lender has no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

Each of the undersigned further agrees that after giving effect to the Amendment, the Guaranty shall remain in full force and effect.

IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

WAVE2WAVE VOIP COMMUNICATIONS, LLC

By	/s/ Steven Asman

Steven Asman
President

WAVE2WAVE DATA COMMUNICATIONS, LLC

By	/s/ Steven Asman

Steven Asman
President

WAVE2WAVE COMMUNICATIONS MID-WEST REGION, LLC

By	/s/ Steven Asman

Steven Asman
President